 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 2, 2023

DICK'S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02.     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On March 2, 2023 (and effective as of February 10, 2023), DICK’S Sporting Goods, Inc. (the “Company”) entered into an unwind agreement with Wells Fargo Bank, National Association (the “Hedge Counterparty”) relating to the remaining portion of the warrant transactions (the “Warrant Early Termination Agreement”) that were previously entered into by the Company with such Hedge Counterparty in connection with the issuance of its 3.25% Convertible Senior Notes due 2025 (the “Notes”).

The Warrant Early Termination Agreement relates to the number of warrants corresponding to the number of shares of the Company’s common stock underlying such Notes that are redeemed by the Company pursuant to its Notice of Redemption dated February 9, 2023 or that are earlier converted from time to time by holders thereof pursuant to the terms of the Indenture, dated as of April 17, 2020, between the Company and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee. Pursuant to the Warrant Early Termination Agreement, the Company will deliver to the Hedge Counterparty a number of shares of the Company’s common stock in respect of certain portions of the warrant transactions being early terminated thereunder from time to time, which number of shares will be determined based upon the volume-weighted average price per share of the Company’s common stock during an averaging period. The Company’s obligation to deliver shares to the Hedge Counterparty in connection with any unwind of the warrant transaction pursuant to the Warrant Early Termination Agreement will be netted against any obligation of the Hedge Counterparty to deliver shares to the Company in respect of such redemption or conversions pursuant to Call Option Confirmations entered into by the Company with the Hedge Counterparty in respect of the Notes and previously filed by the Company with the Securities and Exchange Commission. The warrant transactions to which the Warrant Early Termination Agreement relates will be fully unwound upon the earlier to occur of the redemption of the Notes and the conversion of the final outstanding Note. No early termination penalties will be incurred by the Company in connection with the Warrant Early Termination Agreement.

The foregoing description of the Warrant Early Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Early Termination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

HudsonWest LLC, a full-service independent equity derivatives and convertible securities advisory firm, acted as financial advisor to the Company on the Warrant Early Termination Agreement.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
10.1	Warrant Early Termination Agreement, dated as of March 2, 2023, by and between DICK’S Sporting Goods, Inc. and Wells Fargo Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: March 8, 2023	By:	/s/ Navdeep Gupta
	Name:	Navdeep Gupta
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Warrant Early Termination Agreement, dated as of March 2, 2023, by and between DICK’S Sporting Goods, Inc. and Wells Fargo Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)